Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2011	6/30/2010	% Chg	6/30/2011	6/30/2010	% Chg
Operating Revenues
Wireless service	$14,157	$13,186	7.4%	$28,118	$26,036	8.0%
Data	7,356	6,866	7.1%	14,536	13,517	7.5%
Voice	6,342	7,224	-12.2%	12,893	14,707	-12.3%
Directory	841	1,007	-16.5%	1,709	2,048	-16.6%
Other	2,799	2,525	10.9%	5,486	5,030	9.1%
Total Operating Revenues	31,495	30,808	2.2%	62,742	61,338	2.3%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	13,332	12,452	7.1%	26,735	24,835	7.7%
Selling, general and administrative	7,396	7,454	-0.8%	14,848	14,850	-
Depreciation and amortization	4,602	4,819	-4.5%	9,186	9,599	-4.3%
Total Operating Expenses	25,330	24,725	2.4%	50,769	49,284	3.0%
Operating Income	6,165	6,083	1.3%	11,973	12,054	-0.7%
Interest Expense	848	754	12.5%	1,694	1,519	11.5%
Equity in Net Income of Affiliates	207	195	6.2%	456	412	10.7%
Other Income (Expense) - Net	27	723	-96.3%	86	701	-87.7%
Income from Continuing Operations Before Income Taxes	5,551	6,247	-11.1%	10,821	11,648	-7.1%
Income Tax Expense	1,893	2,160	-12.4%	3,695	5,023	-26.4%
Income from Continuing Operations	3,658	4,087	-10.5%	7,126	6,625	7.6%
Loss from Discontinued Operations, net of tax	-	(5)	-	-	(3)	-
Net Income	3,658	4,082	-10.4%	7,126	6,622	7.6%
Less: Net Income Attributable to Noncontrolling Interest	(67)	(79)	15.2%	(127)	(166)	23.5%
Net Income Attributable to AT&T	$3,591	$4,003	-10.3%	$6,999	$6,456	8.4%

Basic Earnings Per Share from Continuing Operations Attributable to AT&T	$0.60	$0.68	-11.8%	$1.18	$1.09	8.3%
Basic Earnings Per Share from Discontinued Operations Attributable to AT&T	-	-	-	-	-	-
Basic Earnings Per Share Attributable to AT&T	$0.60	$0.68	-11.8%	$1.18	$1.09	8.3%
Weighted Average Common Shares Outstanding (000,000)	5,932	5,909	0.4%	5,929	5,907	0.4%

Diluted Earnings Per Share from Continuing Operations Attributable to AT&T	$0.60	$0.67	-10.4%	$1.18	$1.09	8.3%
Diluted Earnings Per Share from Discontinued Operations Attributable to AT&T	-	-	-	-	-	-
Diluted Earnings Per Share Attributable to AT&T	$0.60	$0.67	-10.4%	$1.18	$1.09	8.3%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,953	5,937	0.3%	5,948	5,936	0.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended

Wireless	6/30/2011	6/30/2010	% Chg	6/30/2011	6/30/2010	% Chg
Segment Operating Revenues
Service	$14,157	$13,186	7.4%	$28,118	$26,036	8.0%
Equipment	1,445	1,056	36.8%	2,793	2,103	32.8%
Total Segment Operating Revenues	15,602	14,242	9.5%	30,911	28,139	9.9%

Segment Operating Expenses
Operations and support	9,782	8,553	14.4%	19,640	16,726	17.4%
Depreciation and amortization	1,613	1,578	2.2%	3,118	3,136	-0.6%
Total Segment Operating Expenses	11,395	10,131	12.5%	22,758	19,862	14.6%
Segment Operating Income	4,207	4,111	2.3%	8,153	8,277	-1.5%
Equity in Net Income (Loss) of Affiliates	(8)	8	-	(12)	20	-
Segment Income	$4,199	$4,119	1.9%	$8,141	$8,297	-1.9%

Segment Operating Income Margin	27.0%	28.9%		26.4%	29.4%

Wireline
Segment Operating Revenues
Data	$7,356	$6,866	7.1%	$14,536	$13,517	7.5%
Voice	6,342	7,224	-12.2%	12,893	14,707	-12.3%
Other	1,237	1,332	-7.1%	2,456	2,644	-7.1%
Total Segment Operating Revenues	14,935	15,422	-3.2%	29,885	30,868	-3.2%

Segment Operating Expenses
Operations and support	10,104	10,289	-1.8%	20,370	20,801	-2.1%
Depreciation and amortization	2,876	3,105	-7.4%	5,834	6,181	-5.6%
Total Segment Operating Expenses	12,980	13,394	-3.1%	26,204	26,982	-2.9%
Segment Operating Income	1,955	2,028	-3.6%	3,681	3,886	-5.3%
Equity in Net Income of Affiliates	-	-	-	-	5	-
Segment Income	$1,955	$2,028	-3.6%	$3,681	$3,891	-5.4%

Segment Operating Income Margin	13.1%	13.2%		12.3%	12.6%

Advertising Solutions
Segment Operating Revenues	$841	$1,007	-16.5%	$1,709	$2,048	-16.6%

Segment Operating Expenses
Operations and support	580	662	-12.4%	1,153	1,326	-13.0%
Depreciation and amortization	102	132	-22.7%	207	270	-23.3%
Total Segment Operating Expenses	682	794	-14.1%	1,360	1,596	-14.8%
Segment Income	$159	$213	-25.4%	$349	$452	-22.8%

Segment Income Margin	18.9%	21.2%		20.4%	22.1%

Other
Segment Operating Revenues	$117	$137	-14.6%	$237	$283	-16.3%
Segment Operating Expenses	273	406	-32.8%	447	844	-47.0%
Segment Operating Loss	(156)	(269)	42.0%	(210)	(561)	62.6%
Equity in Net Income of Affiliates	215	187	15.0%	468	387	20.9%
Segment Income (Loss) from Continuing Operations	$59	$(82)	-	$258	$(174)	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	6/30/11	12/31/10
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$3,831	$1,437
Accounts receivable - net of allowances for
doubtful accounts of $908 and $957	13,608	13,610
Prepaid expenses	1,563	1,458
Deferred income taxes	1,180	1,170
Other current assets	2,057	2,276
Total current assets	22,239	19,951
Property, Plant and Equipment - Net	104,606	103,196
Goodwill	73,591	73,601
Licenses	50,403	50,372
Customer Lists and Relationships - Net	3,643	4,708
Other Intangible Assets - Net	5,407	5,440
Investments in Equity Affiliates	5,207	4,515
Other Assets	6,918	6,705
Total Assets	$272,014	$268,488

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$7,910	$7,196
Accounts payable and accrued liabilities	18,145	20,055
Advanced billing and customer deposits	3,804	4,086
Accrued taxes	1,130	72
Dividends payable	2,548	2,542
Total current liabilities	33,537	33,951
Long-Term Debt	58,663	58,971
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	25,065	22,070
Postemployment benefit obligation	28,350	28,803
Other noncurrent liabilities	12,290	12,743
Total deferred credits and other noncurrent liabilities	65,705	63,616
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,687	91,731
Retained earnings	33,687	31,792
Treasury stock	(20,786)	(21,083)
Accumulated other comprehensive income	2,720	2,712
Noncontrolling interest	306	303
Total stockholders' equity	114,109	111,950
Total Liabilities and Stockholders' Equity	$272,014	$268,488

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six months ended June 30,
	2011	2010
Operating Activities
Net income	$7,126	$6,622
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,186	9,599
Undistributed earnings from investments in equity affiliates	(417)	(378)
Provision for uncollectible accounts	523	671
Deferred income tax expense and noncurrent
unrecognized tax benefits	2,818	2,249
Net gain from impairment and sale of investments	(44)	(629)
Loss from discontinued operations	-	3
Changes in operating assets and liabilities:
Accounts receivable	(521)	394
Other current assets	104	389
Accounts payable and accrued liabilities	(1,133)	(3,063)
Net income attributable to noncontrolling interest	(127)	(166)
Other - net	(758)	120
Total adjustments	9,631	9,189
Net Cash Provided by Operating Activities	16,757	15,811

Investing Activities
Construction and capital expenditures
Capital expenditures	(9,405)	(7,856)
Interest during construction	(77)	(379)
Acquisitions, net of cash acquired	(62)	(2,554)
Dispositions	30	14
(Purchases) and sales of securities, net	45	(545)
Other	19	15
Net Cash Used in Investing Activities	(9,450)	(11,305)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(1,603)	3,280
Issuance of long-term debt	2,985	-
Repayment of long-term debt	(1,290)	(4,661)
Issuance of treasury shares	199	5
Dividends paid	(5,082)	(4,960)
Other	(122)	(534)
Net Cash Used in Financing Activities	(4,913)	(6,870)
Net increase (decrease) in cash and cash equivalents	2,394	(2,364)
Cash and cash equivalents beginning of year	1,437	3,741
Cash and Cash Equivalents End of Period	$3,831	$1,377

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2011	6/30/2010	% Chg	6/30/2011	6/30/2010	% Chg

Wireless
Volumes (000)
Total				98,615	90,130	9.4%
Postpaid6				68,353	66,970	2.1%
Prepaid6				6,750	5,881	14.8%
Reseller6				12,522	10,597	18.2%
Connected Devices6				10,990	6,682	64.5%

Wireless Net Adds (000)
Total	1,095	1,562	-29.9%	3,079	3,419	-9.9%
Postpaid6	331	496	-33.3%	393	1,008	-61.0%
Prepaid6	137	300	-54.3%	222	324	-31.5%
Reseller6	248	(130)	-	809	139	-
Connected Devices6	379	896	-57.7%	1,655	1,948	-15.0%
M&A Activity, Partitioned Customers and Other Adjs.	1	1,581		-	1,591

Wireless Churn
Postpaid Churn6	1.15%	1.01%	14 BP	1.17%	1.04%	13 BP
Total Churn6	1.43%	1.29%	14 BP	1.40%	1.29%	11 BP

Other
Licensed POPs (000,000)				313	307	2.0%

In-Region Wireline1
Voice
Total Wireline Voice Connections				41,298	46,058	-10.3%
Net Change	(1,159)	(1,327)	12.7%	(2,265)	(2,430)	6.8%

Broadband
Total Wireline Broadband Connections				16,473	15,952	3.3%
Net Change	(12)	(92)	87.0%	163	163	-

Video
U-verse				3,407	2,505	36.0%
Satellite				1,852	2,053	-9.8%
Total Video Connections				5,259	4,558	15.4%
Net Change	168	135	24.4%	342	319	7.2%

Consumer Revenue Connections
Broadband3				14,520	13,925	4.3%
Video Connections4				5,250	4,557	15.2%
Voice2				22,735	25,780	-11.8%
Total Consumer Revenue Connections				42,505	44,262	-4.0%
Net Change	(574)	(782)	26.6%	(922)	(1,025)	10.0%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,272	$4,709	12.0%	$9,405	$7,856	19.7%
Interest during construction	$42	$195	-78.5%	$77	$379	-79.7%
Dividends Declared per Share	$0.43	$0.42	2.4%	$0.86	$0.84	2.4%
End of Period Common Shares Outstanding (000,000)				5,925	5,909	0.3%
Debt Ratio5				36.8%	40.4%	-360 BP
Total Employees				258,870	272,450	-5.0%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2	Includes consumer U-verse Voice over Internet Protocol connections of 2,023 as of June 30, 2011.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
6	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 2Q11, total switched access lines were 39,275, retail business switched access lines totaled 16,293, and wholesale and coin switched access lines totaled 2,270.